UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2026

PRESIDIO PRODUCTION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-43179	39-3528250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. 7th Street Suite 1500 Fort Worth, Texas	76102
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817)-382-3664

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered, pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FTW	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FTW WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 9, 2026, Presidio Finance LLC (the “Issuer”), a limited-purpose, bankruptcy-remote, wholly-owned indirect subsidiary of Presidio Production Company (the “Company”), issued in a private offering (the “Offering”) $350 million in aggregate principal amount of fixed-rate asset-backed securities, consisting of $175 million aggregate principal amount of 5.902% Class A-1 Notes due 2041 and $175 million in principal amount of 6.717% Class A-2 Notes due 2041 (collectively, the “ABS III Notes”) pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

The ABS III Notes were issued under a Second Amended and Restated Indenture (the “2nd A&R Indenture”) and related Series 2026-1 Supplement (the “Supplement” and together with the 2nd A&R Indenture, the “Indenture”) each dated June 9, 2026, by and among the Issuer, Presidio Finance Nominee Corp. (“Finance NomCo”), and UMB Bank, N.A., as Indenture Trustee (the “Trustee”) and are guaranteed by Finance NomCo and Presidio Finance Holding Company LLC (collectively, the “Guarantors”), which are also limited-purpose, bankruptcy-remote, wholly-owned indirect subsidiaries of the Company.

The net proceeds from the Offering were used (i) to redeem in full the outstanding Series 2023-1, Class A-1 7.806% Notes and Series 2023-1, Class A-2 8.418% Notes, each due 2038 (the “Existing Notes”), (ii) to pay any related premiums, fees and expenses, including accrued and unpaid interest on the Existing Notes and the initial deposit of the liquidity reserve amount for the ABS III Notes, and (iii) for general corporate purposes.

The Series 2026-1 Class A-1 Notes have a final scheduled payment date in August 2033 and the Series 2026-1 Class A-2 Notes have a final scheduled payment date in February 2035 (each such date, with respect to the applicable Series 2026-1 Class A-1 or Class A-2 Notes, a “Final Scheduled Payment Date”).

The ABS III Notes are primarily secured by specific upstream producing assets in Texas and Oklahoma that previously served as collateral for the Existing Notes.

The ABS III Notes, via the Indenture and related documentation, are governed by a series of covenants and restrictions typical for such transactions, including (i) the requirement for the Issuer to maintain a specified reserve account to ensure the payment of interest, (ii) provisions for optional and mandatory prepayments and specified make-whole payments under certain conditions, (iii) covenants related to recordkeeping, access to information and similar matters, and (iv) compliance with all applicable laws and regulations.

The ABS III Notes are also subject to customary accelerated amortization events as outlined in the Indenture, which events include failure to maintain specified debt service coverage and loan to value ratios, failure to meet certain production metrics, certain management services agreement termination events, non-compliance with hedging requirements, the failure to repay or refinance the ABS III Notes by the applicable Final Scheduled Payment Date and other events of default.  The ABS III Notes are also subject to a customary increase in coupon if not repaid or refinanced by the applicable Final Scheduled Payment Date.

Additionally, the ABS III Notes are subject to customary events of default, which include non-payment of required interest, principal, or other amounts due, failure to comply with covenants within specified time frames, certain bankruptcy events, breaches of specified representations and warranties, failure of security interests to be effective, and a change of control event that is not a permitted change of control.

The foregoing summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the complete copies of the Indenture and the Supplement, which have been filed as Exhibits 4.1 and 4.2, respectively, hereto and are hereby incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

On June 9, 2026, the Company issued a press release announcing the issuance of the ABS III Notes. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1#	Second Amended and Restated Indenture, dated June 9, 2026, by and among Presidio Finance LLC, as Issuer, Presidio Finance Nominee Corp., and UMB Bank, N.A., as Indenture Trustee
4.2#	Series 2026-1 Supplement, dated June 9, 2026, by and among Presidio Finance LLC, as Issuer, Presidio Finance Nominee Corp., and UMB Bank, N.A., as Indenture Trustee
99.1	Press Release, dated June 9, 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

#	Certain schedules and attachments have been omitted. The registrant hereby undertakes to provide further information regarding such omitted materials to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2026

PRESIDIO PRODUCTION COMPANY

By:	/s/ Brett Barnes
Name:	Brett Barnes
Title:	Executive Vice President and General Counsel

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